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                                                                    EXHIBIT 23.1

                   CONSENT TO INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 28, 2000 included in Asyst Technologies, Inc.'s Form 10-K for the year ended March 31, 2000.

                                                /s/ Arthur Andersen LLP
                                                -----------------------

San Jose, California
September 14, 2000